SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): OCTOBER 20, 1997


                          Glasgal Communications, Inc.
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            (Exact name of registrant as specified in its charter)


       Delaware                      0-20688                   94-2914253
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(State or other jurisdiction       (Commission               (IRS Employer
   of  incorporation)               File Number)          Identification No.)


                   20C Commerce Way, Totowa, New Jersey 07512
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (201) 890-4800


                                       N/A
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         (Former name or former address, if changed since last report.)


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         Item 5.           OTHER EVENTS.

                  On October 20, 1997, Glasgal Communications, Inc. (the "Company") publicly disseminated a news release, announcing that the holders of Common Stock Purchase Warrants (Nasdaq: GLASW; BSE: GGLW) in California, Idaho, Indiana, Louisiana, Minnesota, and Oregon are prohibited from exercising their Warrants (pursuant to the securities laws of those states), which are to be redeemed on October 23, 1997 (the "Redemption Date"), at the redemption price of $.05 per Warrant.

                  For additional information concerning the redemption of the Warrants, reference is made to the news release which is incorporated herein by reference and is attached hereto as exhibit 99.1.

         Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      EXHIBITS.

         99.1              News Release of Glasgal Communications, Inc. dated
                           October 20, 1997.


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
                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   GLASGAL COMMUNICATIONS, INC.


                                                   By: /s/ RALPH GLASGAL
                                                       -------------------
                                                            RALPH GLASGAL
                                                            President

         DATE:  October 20, 1997

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